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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549





                                    FORM 8-K




                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 7, 2000



                            CALGON CARBON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     0-15903               25-0530110
-------------------------------        -----------         ------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)


P. O. Box 717, Pittsburgh, PA  15230-0717                      15230-0717
-----------------------------------------                      ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (412) 787-6700
                                                    --------------
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Item 4.  Changes in Registrant's Certifying Accountant
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(a) Previous Independent Accountants

         On April 7, 2000, the Board of Directors of Calgon Carbon Corporation (the Corporation), upon recommendation of the Audit Committee, approved the dismissal of the Corporation's independent accountants, PricewaterhouseCoopers LLP (PWC) to be effective immediately.

         The audit reports of PWC on the Corporation's financial statements as of December 31, 1999 and 1998 and for the years then ended did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Corporation's financial statements as of December 31, 1999 and 1998 and for the years then ended and through the date of this report, with the exception of discussions on the treatment of two items in the Company's proposed restructuring reserve that were amicably resolved and accepted by the Company, there were no disagreements (as defined in Item 304 of Regulation S-K) with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the matter in its reports on the financial statements for such years.

         During the years ended December 31, 1999 and 1998 and through the date of this report, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

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         The Corporation has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 14, 2000, is filed as Exhibit 16 to this Form 8-K.

(b) New Independent Accountants

         On April 7, 2000, the Audit Committee recommended and the Board of Directors approved, the retention of Deloitte & Touche LLP (D&T) as its new independent accountants for the year ending December 31, 2000. During the years ended December 31, 1999 and 1998 and through the date of this report, neither the Corporation nor anyone else on its behalf consulted D&T regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits
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Exhibit 16: Letter re. Change in Certifying Accountants.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 CALGON CARBON CORPORATION
                                 -------------------------
                                        (REGISTRANT)



Date: April 14, 2000             By  /s/  James A. Cederna
                                    ---------------------------------------
                                    James A. Cederna
                                    President and
                                    Chief Executive Officer